Exhibit 10.1

EXECUTION VERSION

B1BANK – LOAN NO. 10000160875-10001

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (including all schedules, exhibits and appendices attached or otherwise identified therewith, as amended, modified or restated from time to time, this “Agreement”) dated as of July 24, 2026 (the “Effective Date”), is between (a) b1BANK, a Louisiana state-chartered bank (together with its successors and assigns, “Lender”) and (b) SERITAGE SRC FINANCE LLC, a Delaware limited liability company (“Borrower”).

RECITALS

WHEREAS Borrower (a) has determined that Borrower will benefit specifically and materially from the Credit Facility contemplated by this Agreement, and (b) has requested and bargained for the structure, terms and obligations set forth in the Loan Documents.

WHEREAS Lender is willing to make the Credit Facility available upon and subject to the provisions, terms and conditions set forth in the Loan Documents.

NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.
Definitions. As used in this Agreement, all exhibits, appendices, and schedules hereto, and in any other Loan Documents made or delivered pursuant to this Agreement, the following terms will have the meanings given such terms in this Section 1 or in the provisions, sections, or recitals herein:

“Advance” means any advance under the Credit Facility, which advance shall be part of the Loan.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Approved Lease” means a Lease for space at a Property that satisfies all of the following requirements:

(a) the tenant under such Lease is not an Affiliate of Borrower or Guarantor (unless otherwise consented to by Lender in writing), (b) such Lease is on an industry standard form of tenant lease agreement for use by Borrower in leasing space at the Property or on tenant’s standard form of tenant lease agreement if a large commercial tenant, in each instance subject to customarily negotiated changes thereto, (c) such Lease is for commercial use only, (d) such Lease has been entered into by Borrower in the ordinary course of Borrower’s business, (e) such Lease shall be with a tenant that is creditworthy, as reasonably determined by Borrower, or shall be guaranteed by a Person that is creditworthy, as reasonably determined by Borrower, (f) if considered a “covered real estate transaction” under The Foreign Investment Risk Review Modernization Act of 2018, 50 U.S.C. Section 4565, as such may be hereafter amended or superseded, together with the rules and regulations which may now or hereafter be promulgated by the Committee on Foreign Investment in the United States (“CFIUS”) (or any other governmental body or agency) with respect thereto, Borrower shall have received clearance (or deemed clearance) from CFIUS prior to becoming effective, (g) unless an SNDA is obtained concurrently with such Lease, such Lease shall provide for automatic self-operative subordination to the Security Instrument, (h) such Lease shall not contain any option to purchase, any right of first refusal to purchase or any other provision which might adversely affect the rights of Lender under the Loan Documents in any material respect, and (i) such Lease shall not result in the violation of any provisions of any other Leases for space at such Property; provided, however, any Lease which does not satisfy the foregoing requirements may still be categorized as an Approved Lease to the extent Lender has provided express prior written approval thereto, such approval not to be unreasonably withheld.

“Authorizing Entity” means the board of directors, shareholders, members, managers, trustees, general partner, or other Person authorized or empowered to act on behalf of a Person pursuant to the Organizational Documents of such Person.

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4923-2751-0193v.18 74470-1

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, as provided in the Beneficial Ownership Regulation, Appendix A.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Business Day” means any day other than a Saturday, Sunday, or any other day on which the Federal Reserve Bank of Dallas, Texas, is closed.

“Collateral” means:

(a)
The Property.

(b)
All books, records, data, and plans containing any information pertaining directly or indirectly to the Collateral and all rights to retrieve data and other information pertaining directly or indirectly to the Collateral from third parties.

The term “Collateral,” as used herein, shall also include (a) any other property or assets, real or personal, tangible or intangible, now existing or hereafter acquired, of Borrower in which Borrower has granted or does hereafter grant a security interest or Lien to Lender as security for the Indebtedness pursuant to a written agreement between Lender and Borrower; and (b) all proceeds of all of the foregoing (including without limitation, insurance payable by reason of loss or damage to the foregoing property). The designation of proceeds does not authorize Borrower to sell, transfer or otherwise convey any of the foregoing property except in the ordinary course of Borrower’s business or as otherwise provided herein.

“Compliance Certificate” means a certificate, substantially in the form of Exhibit A, prepared by and certified by a Responsible Officer.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract, or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Facility” means has the meaning set forth in Section 2(a).

“Debt” means, of any Person as of any date of determination (without duplication): (a) all obligations of such Person for borrowed money (including indebtedness in the form of mezzanine debt and preferred equity);

(b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property, assets or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than NINETY (90) days; (d) all capitalized lease obligations of such Person; (e) all debt or other obligations of others guaranteed by such Person; (f) all obligations secured by a Lien existing on property or assets owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; (g) without duplication of the foregoing, any contingent obligations of such Person (determined in accordance with GAAP); (h) any repurchase obligation or liability of a Person with respect to accounts, chattel paper or notes receivable sold by such Person; (i) any obligation arising with respect to any other transaction that is the functional equivalent of borrowing but which does not constitute a liability on the balance sheets of a Person; and (j) all payment and reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers’ acceptances, surety or other bonds and similar instruments.

“Deed of Trust (Texas)” means the DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES, ASSIGNMENT OF RENTS, AND FINANCING STATEMENT dated as of the Effective Date, executed by Borrower for the benefit of Lender (as the same may be amended, modified, or restated from time to time), covering the Property with the Land (as defined in the Deed of Trust (Texas)) located in Dallas County, Texas.

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“Deed of Trust (Washington)” means the DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES, ASSIGNMENT OF RENTS, AND FIXTURE FILING dated as of the Effective

Date, executed by Borrower for the benefit of Lender (as the same may be amended, modified, or restated from time to time), covering the Property with the Land (as defined in the Deed of Trust (Washington)) located in King County, Washington.

“Default” means any Event of Default or event which with notice and/or the passage of time would be an Event of Default.

“Disclosure Letter” means that certain disclosure letter delivered by Borrower to Lender as of the Effective Date, as the same may be updated and/or replaced from time to time in connection with the re-making of any of the representations and warranties contained herein or in the other Loan Documents.

“Dollars” and “$” mean lawful money of the United States of America.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“Environmental Risk Agreement” means an ENVIRONMENTAL RISK AGREEMENT, whether one or more, executed by Borrower and Guarantor (as the same may be amended, restated, or modified from time to time).

“Event of Default” has the meaning set forth in Section 12.

“Excluded Hedge Obligation” means, with respect to any Guarantor, any Hedge Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Hedge Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Hedge Obligation. If a Hedge Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedge Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Extension Option” means the extension option of Borrower described in Section 2(d) of this Agreement.

“GAAP” means (a) generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the relevant date, or (b) generally accepted accounting principles, applied on a consistent basis, as disclosed in writing and acceptable to Lender in its Permitted Discretion and which are applicable in the circumstances as of the relevant date, provided that liquidation basis of accounting shall be permitted hereunder as generally accepted accounting principles and same are approved by Lender. Accounting principles are applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in the preceding period.

“Governmental Authority” means the government of the United States of America, any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank, or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantor” means SERITAGE SRC MEZZANINE FINANCE LLC, a Delaware limited liability company (“Mezzanine”), SERITAGE GROWTH PROPERTIES, L.P., a Delaware limited partnership (“Partnership”), SRG LIMITED PARTNER, LLC, a Delaware limited liability company (“Limited Partner”), and SERITAGE GROWTH PROPERTIES, a Maryland real estate investment trust (“REIT”).

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“Guaranty” means a GUARANTY AGREEMENT, whether one or more, executed by Guarantor (as the same may be amended, restated, or modified from time to time).

“Hedge Agreement” means an agreement (including terms and conditions incorporated by reference therein and all schedules thereto and confirmations thereof) from time to time and at any time executed and delivered by Borrower and Lender or by Borrower and any Affiliate of Lender: (a) which provides for an interest rate, currency, equity, credit or commodity swap, cap, floor or collar, spot or foreign exchange transaction, cross-currency rate swap, currency option, any combination thereof, or option with respect to, any of the foregoing or any similar transactions, for the purpose of hedging Borrower’s exposures to fluctuations in interest rates, exchange rates, currency, stock, portfolio or loan valuations or commodity prices (including any such or similar agreement or transaction entered into by Lender in connection with any other agreement or transaction between Borrower and Lender or by Borrower and any Affiliate of Lender) and (b) a master agreement for any of the foregoing agreements referenced in (a) together with all supplements.

“Hedge Agreement Obligations” means any and all obligations of Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any Hedge Agreement permitted hereunder with Lender or an Affiliate of Lender, and (b) any cancellations, buy backs, reversals, terminations or assignments of any Hedge Agreement transaction permitted hereunder with Lender or an Affiliate of Lender. As of the Effective Date, there are no Hedge Agreement Obligations.

“Hedge Documents” means the Hedge Agreement and any and all other documents related to any Hedge Agreement, including but not be limited to the following: 2002 Multicurrency-Cross Border version of the ISDA Master Agreement, the Schedule to the Master Agreement, any Credit Support Annexes, any Swap Trade Confirmation, Risk Disclosure Statement, Eligible Contract Participant Verification Form, and all such other related documents as Lender may require. All such Hedge Documents shall be in form and content, and include such terms and conditions as required by Lender and/or its legal counsel. As of the Effective Date, there are no Hedge Documents.

“Hedge Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder. As of the Effective Date, there are no Hedge Obligations.

“HVCRE Regulations” means the required equity thresholds and capital retention obligations set forth in Part 217 of Chapter II of title 12 of the Code of Federal Regulations, as amended from time to time.

“Improvements” has the meaning set forth in the Security Instruments.

“Indebtedness” means (a) all indebtedness, obligations and liabilities of Borrower to Lender under the Note, this Agreement, and any of the other Loan Documents; (b) all accrued but unpaid interest on any of the indebtedness described in (a) above; (c) [intentionally omitted]; (d) all Hedge Agreement Obligations and other obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Hedge Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Hedge Agreement transaction; (e) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in (a), (b), (c), and (d) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys’ fees; and (f) all renewals, extensions, modifications and rearrangements of all or any part of the indebtedness and obligations described in (a), (b), (c), (d), and (e) above; provided, however, that the definition of “Indebtedness” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Hedge Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.

“Indefeasibly Paid” means (a) with respect to the making of any payment on or in respect of the Indebtedness, that such payment of such Indebtedness has been paid in full in cash (or that such payment of such

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Indebtedness has been otherwise satisfied in a manner acceptable to Lender in its Permitted Discretion), (b) that any and all commitments by Lender to make any loan or advance or extend any other credit that would, if made or extended, constitute Indebtedness have been irrevocably terminated, and (c) the termination of the Hedge Agreement Obligations or entering into other arrangements satisfactory to Lender as a counterparty thereto.

“Lease” has the meaning set forth in the Security Instruments.

“Lender’s Counsel” means Winstead PC.

“Lien” means any lien, mortgage, security interest, tax lien, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

“Loan” means all Advances (whether one or more) under the Credit Facility as established pursuant to the Loan Documents from time to time.

“Loan Documents” means this Agreement, the Note, the Guaranty, the Deed of Trust, the Environmental Risk Agreement and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing, or pertaining to the Loan.

“Material Adverse Effect” means any act, event, condition, or circumstance (whether known or unknown, foreseeable, or unforeseeable) which would materially and adversely affect: (a) the ability of Borrower or any Guarantor to perform its obligations under any Loan Document to which it is a party; or (b) the legality, validity, binding effect, or enforceability against Borrower or any Guarantor of any Loan Document to which it is a party.

“Maturity Date” has the meaning set forth in the Note.

“Mortgage (Pennsylvania)” means the OPEN-END LEASEHOLD MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES, ASSIGNMENT OF RENTS, AND FINANCING

STATEMENT dated as of the Effective Date, executed by Borrower for the benefit of Lender (as the same may be amended, modified, or restated from time to time), covering Borrower’s leasehold interest in the Property with the Land (as defined in the Mortgage (Pennsylvania)) located in Montgomery County, Pennsylvania.

“Net Sales Proceeds” means, with respect to the sale, transfer or other disposition of any or all of the real property Collateral, the amount of cash received by Borrower plus the fair market value in cash of any non-cash consideration realized from such sale after deduction of any escrow, closing, recording and title insurance costs paid by Borrower in connection therewith.

“Note” means the PROMISSORY NOTE dated as of the Effective Date evidencing the Indebtedness (as amended, modified, or restated from time to time).

“Option Agreement” has the meaning set forth in the Disclosure Letter.

“Option Property” has the meaning set forth in the Disclosure Letter.

“Organizational Documents” means (a) in the case of a corporation, its articles or certificate of incorporation and bylaws; (b) in the case of a general partnership, its partnership agreement; (c) in the case of a limited partnership, its certificate of limited partnership and partnership agreement; (d) in the case of a trust, its trust agreement; (e) in the case of a joint venture, its joint venture agreement; (f) in the case of a limited liability company, its articles of organization or certificate of formation and limited liability company agreement, operating agreement or regulations; and (g) in the case of any other entity, its organizational and governance documents and agreements.

“Permitted Debt” has the meaning set forth in Section 7(k).

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“Permitted Discretion” means, with respect to Lender, a determination made in the exercise of Lender’s commercially reasonable (from the perspective of a secured lender) business judgment.

“Permitted Encumbrances” means the following encumbrances: (a) Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (b) Liens in respect of property of a Person imposed by law which were incurred in the ordinary course of business and which have not arisen to secure Debt for borrowed money, such as carriers’, materialmen’s, warehousemen’s and mechanics’ Liens, statutory and common law landlord’s Liens, and other similar Liens arising in the ordinary course of business, and which either (i) do not in the aggregate materially detract from the value of such property or materially impair the use thereof in the operation of the business of a Person, or (ii) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject to such Lien; (c) Liens created by or pursuant to the Loan Documents; (d) Liens arising from judgments, decrees, awards or attachments in circumstances not constituting an Event of Default; (e) easements, rights-of-way, restrictions, minor defects or irregularities in title, encroachments and other similar charges or encumbrances, in each case not securing Indebtedness and not interfering in any material respect with the ordinary conduct of the business of a Person; (f) Leases existing as of the Effective Date and Approved Leases; and (g)(i) Liens, charges, encumbrances, security interests, and adverse claims whatsoever, if any, set forth on Schedule B to the mortgagee title insurance policies issued to Lender to the extent the same are valid and subsisting and affect the Property, (ii) as to any particular real property at any time, such easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which would not reasonably be expected to materially impair such real property for the purpose for which it is held by the mortgagor or grantor thereof, or the Lien or hypothec held by Lender, (iii) zoning and other municipal ordinances which are not violated in any material respect by the existing improvements and the present use made by the mortgagor or grantor thereof of the premises, (iv) general real estate taxes and assessments not yet delinquent, (v) any Lien that would be disclosed on a true, correct and complete survey of the real property that does not materially affect the use or enjoyment of the real property as it is currently being used, and (vi) such other similar items as Lender may consent to.

“Permitted Transfer” means any of the following transfers:

(a)
transfers of the direct or indirect interests in Borrower or any Person comprising Guarantor to and among the holders thereof as of the date of this Agreement which do not result in a change in Control of Borrower or Guarantor;

(b)
Permitted Encumbrances;

(c)
transfers of worn out or obsolete personal property that are promptly replaced with property of equivalent value and functionality if reasonably necessary or which is no longer necessary in connection with the operation of any Property;

(d)
Leases existing as of the Effective Date and Approved Leases;

(e)
any transfers of the public shares of a publicly traded company or public company traded on a national exchange or quote system;

(f)
any transfer consisting of the merger of Guarantor with any other Person, or a reverse merger involving Guarantor, in each case to the extent that all or substantially all of the assets of Borrower and Guarantor are included in such transaction, provided that (i) Lender is provided prior written notice of any such merger;

(ii) following any such notice of merger, Borrower shall deliver to Lender all relevant information as may be deemed necessary by Lender to review in Lender’s Permitted Discretion; and (iii) as a result of any such merger

(A) Borrower shall remain as the sole owner and operator of the Property; and (B) Borrower’s liability under the Loan Documents shall in no way be diminished as a result of any such proposed merger and Lender shall be satisfied in its Permitted Discretion with the effect of such proposed merger on Guarantor’s liability under the Loan Documents; or

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(g)
a transfer of up to forty-nine percent (49%) of non-controlling interests in Borrower or any person comprising Guarantor which does not result in a change in Control of Borrower or Guarantor;

provided, however, that in connection with any Permitted Transfer described in clause (a) above, Lender shall have received prior to such transfer true and correct copies of all documentation entered into or to be entered into with respect to such transfer; provided further, however, that in connection with any Permitted Transfer described in clauses (f) or (g) above, if such transfer will result in a Person that does not own directly or indirectly at least twenty percent (20%) of Borrower as of the Effective Date owning at least twenty percent (20%) directly or indirectly following the consummation of such transfer, Lender shall have received: (i) notice of such transfer at least ten (10) Business Days prior to such transfer, (ii) true and correct copies of all documentation entered into or to be entered into with respect to such transfer, and (iii) all appropriate documentation, certificates and affidavits reasonably requested by Lender that evidence the organization, good standing, qualification to do business, tax status, and all other information reasonably requested by Lender to confirm that such proposed transfer will satisfy the requirements of this Agreement, and sufficient for Lender to satisfy all applicable laws, including any “know-your-customer” or other procedures as may be required pursuant to applicable laws or the policies of Lender. After giving effect to any such transfer, no Person holding any direct or indirect interests in Borrower and/or rights to distributions from Borrower shall be a Prohibited Person or Person with whom Lender would be prohibited, pursuant to applicable laws or the policies of Lender, to engage in the transactions under the Loan Documents.

“Person” means any individual, corporation, limited liability company, trust (business or otherwise), association, company, partnership (general or limited), joint venture, Governmental Authority, or other entity, and shall include such Person’s heirs, administrators, personal representatives, executors, successors, and assigns.

“Property” has the meaning set forth in the Security Instruments.

“Qualified ECP Guarantor” means, in respect of any Hedge Obligation, each Borrower or Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Hedge Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Replacement Lease” has the meaning set forth in the Disclosure Letter.

“Responsible Officer” means the Person designated by any Person to act on behalf of such Person. Any document delivered hereunder that is signed by a Responsible Officer of such Person shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.

“SEC” means the Securities and Exchange Commission of the U.S. of America or any successor thereto.

“Security Instruments” means the Deed of Trust (Texas), the Deed of Trust (Washington), the Mortgage (Pennsylvania), and any other mortgage, deed of trust, deed to secure debt or other security instrument to secure the payment of the Indebtedness, as each may be amended, modified, or restated from time to time.

“Subsidiary” means any entity (a) of which at least a majority of the ownership, equity or voting interest is at the time directly or indirectly owned or controlled by a Person and/or its Subsidiaries, and (b) which is treated as a subsidiary in accordance with GAAP. As of the Effective Date, Borrower has no Subsidiaries.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Texas; provided, that to the extent that the UCC is used to define any term herein or in any Loan Document and such term is defined differently in different articles or divisions of the UCC, the definition of such term contained in Article 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender’s Lien on any

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Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Texas, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

All words and phrases used herein shall have the meaning specified in the UCC except to the extent such meaning is inconsistent with this Agreement. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Any accounting term used in the Loan Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied; provided, that all financial covenants and calculations in the Loan Documents shall be made in accordance with GAAP as in effect on the Effective Date unless Borrower and Lender shall otherwise specifically agree in writing. That certain items or computations are explicitly modified by the phrase “in accordance with GAAP” shall in no way be construed to limit the foregoing.

2.
Credit Facility.

(a)
Term Loan. Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, Lender hereby agrees to lend to Borrower in a single Advance the sum of FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000.00) (the “Credit Facility”), which shall be due and payable on the EARLIER of: (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; and (ii) July 24, 2028, subject to any extension as provided in Section 2(d) hereof. Amounts borrowed under the Credit Facility may not be reborrowed.

(b)
Use of Proceeds. The Advance under the Credit Facility shall be used by Borrower to finance and/or refinance the Property to support orderly asset sales and repayment.

(c)
Fees. Borrower agrees to pay to Lender an origination fee (the “Origination Fee”) equal to ONE HUNDRED TWELVE THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($112,500.00)

for the establishment of the Credit Facility. The Origination Fee shall be due and payable on the Effective Date, shall be deemed fully earned as of the Effective Date, shall compensate Lender for its costs and expenses in the structuring of the Credit Facility, and (to the maximum extent permitted by applicable law) shall not be deemed interest.

(d)
Extension Option. Borrower shall be entitled to request one (1) extension of the Maturity Date by a period of twelve (12) months from the then current Maturity Date, upon and subject to the following conditions: (i) Borrower shall request such Extension Option in writing and paid an extension fee to Lender equal to 0.10% of the then outstanding principal balance of the Loan at least thirty

(30) days prior to the then current Maturity Date, (ii) no monetary Default or material non-monetary Default or Event of Default shall exist and be continuing at the time of such request and at the time of such extension, (iii) Lender has received at Borrower’s sole cost and expense: (A) certificates of the appropriate government officials of the state of organization of Borrower and each Guarantor and any Authorizing Entity of Borrower and each Guarantor, and any state any such Person is currently doing business as to the existence, qualification and good standing of such Person, dated no more than TEN (10) days prior to the time of such extension, (B) the results of a UCC or other Lien search showing all financing statements and other documents or instruments on file against Borrower in such locations as Lender may request in its Permitted Discretion, dated no more than thirty (30) days prior to the time of such extension, (C) subject to applicable title underwriting requirements, such title searches and title insurance endorsements to the mortgagee policy(ies) of title insurance insuring the Liens of Lender on the Property as Lender may request in its Permitted Discretion, and (D) to the extent such extension is not previously authorized, the resolutions of Borrower and each Guarantor as adopted by such Person’s Authorizing Entity authorizing the execution, delivery, and performance of the extension documents that Borrower and Guarantor are a party to, as applicable, (iv) Borrower shall execute and deliver to Lender and cause to be executed and delivered to Lender all customary extension documents reasonably required by Lender to evidence the

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extension of the Maturity Date, (v) Borrower shall have provided reasonably satisfactory evidence to Lender that Borrower and Partnership have in the aggregate Minimum Liquidity (as defined in Section 8(b) hereof) in an amount no less than TEN MILLION AND 00/100 DOLLARS ($10,000,000.00) and that Borrower is in compliance with the Debt Service Coverage Ratio for the most recently ended fiscal quarter pursuant to Section 8(a) hereof, (vi) Borrower and Partnership shall have satisfied the Minimum Liquidity test set forth in Section 8(b)(ii) hereof, and (vii) Borrower shall have provided reasonably satisfactory evidence to Lender that a Replacement Lease has been executed. Upon the effectiveness of the Extension Option, the payment provisions applicable to the Credit Facility shall be modified as described in the Note.

3.
Note, Rate and Computation of Interest. The Credit Facility established pursuant to the Loan Documents shall be evidenced by a Note duly executed by Borrower and payable to the order of Lender, in form and substance acceptable to Lender. Interest on such Note shall accrue at the rates set forth therein. The principal of and interest on such Note shall be due and payable in accordance with the terms and conditions set forth in such Note and in this Agreement. All payments under this Agreement and the other Loan Documents shall be made to Lender at Lender’s offices as set forth herein in Dollars and immediately available funds, without setoff, deduction, or counterclaim, and free and clear of all taxes, at the time and in the manner provided in such Note.

4.
Collateral.

(a)
Grant of Security Interest. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Indebtedness, Borrower hereby pledges to and grants Lender, a security interest in, all of Borrower’s right, title, and interest in the Collateral, whether now owned by Borrower or hereafter acquired and whether now existing or hereafter coming into existence.

(b)
Borrower Remains Liable. Notwithstanding anything to the contrary contained herein,

(i) Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of Borrower’s respective duties and obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by Lender of any of its rights hereunder shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral unless and until such contracts and agreements are assumed in writing by Lender and

(iii) Lender shall not have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(c)
Additional Documents; Errors and Omissions. TO SECURE FULL AND COMPLETE PAYMENT AND PERFORMANCE OF THE INDEBTEDNESS, BORROWER SHALL EXECUTE AND DELIVER AND CAUSE TO BE EXECUTED AND DELIVERED ALL OF THE LOAN DOCUMENTS REQUIRED BY LENDER IN THE EXERCISE OF ITS PERMITTED DISCRETION TO CARRY OUT THE PROVISIONS AND PURPOSES OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND TO CREATE, PRESERVE, AND PERFECT THE LIENS OF LENDER IN THE COLLATERAL. IN THE EVENT ANY OF THE LOAN DOCUMENTS EVIDENCING OR SECURING THE INDEBTEDNESS MISREPRESENTS OR INACCURATELY REFLECTS THE CORRECT TERMS AND/OR PROVISIONS OF THE INDEBTEDNESS, BORROWER SHALL UPON REQUEST BY LENDER AND IN ORDER TO CORRECT SUCH MISTAKE, EXECUTE AND DELIVER AND CAUSE TO BE EXECUTED AND DELIVERED SUCH NEW DOCUMENTS OR INITIAL AND CAUSE TO BE INITIALED CORRECTED, ORIGINAL DOCUMENTS AS LENDER MAY DEEM NECESSARY IN ITS PERMITTED DISCRETION TO REMEDY SAID ERRORS OR MISTAKES. BORROWER SHALL EXECUTE AND CAUSE TO BE EXECUTED SUCH OTHER DOCUMENTS AS LENDER SHALL DEEM NECESSARY IN ITS PERMITTED DISCRETION TO CORRECT ANY DEFECTS OR DEFICIENCIES IN THE LOAN DOCUMENTS. BORROWER’S FAILURE TO EXECUTE AND CAUSE TO BE EXECUTED SUCH DOCUMENTS AS REQUESTED WITHIN FIFTEEN (15) DAYS SHALL CONSTITUTE AN EVENT OF DEFAULT UNDER THIS AGREEMENT.
(d)
Setoff. As further security for the Indebtedness, Borrower grants to Lender a FIRST (1st) Lien and contractual right of set-off in and to all funds now or at any time hereafter coming within the custody or

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

control of Lender, including (without limitation) all deposit accounts, whether such deposit accounts have matured or not, and whether the exercise of such right of set-off results in loss of interest or other penalty under the terms of the deposit account agreement. It is further agreed that Lender shall have a FIRST (1st) Lien on all deposits and other sums at any time credited by or due from Lender to Borrower as security for the payment of the Indebtedness, and Lender, at its option after the occurrence of a Default may without notice and without any liability, hold all or any part of any such deposits or other sums until all amounts owing under the Loan Documents have been paid in full, and/or Lender may apply or set-off all or any part of any such deposits or other sums credited by or due from Lender to or against any sums due under the Loan Documents in any manner and in any order of preference which Lender, in its sole discretion, chooses. The rights and remedies of Lender hereunder are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

(e)
Satisfaction of Indebtedness. Until the Indebtedness has been Indefeasibly Paid and fully satisfied (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted) and the commitments of Lender under the Credit Facility have been terminated, Lender shall be entitled to retain the security interests in the Collateral granted under the Loan Documents and the ability to exercise all rights and remedies available to Lender under the Loan Documents and applicable laws.

(f)
Partial Reconveyance, Satisfaction or Release of the Property. At any time prior to the Maturity Date, Lender shall, at Borrower’s request, issue partial reconveyances, satisfactions or releases of the Security Instruments (“Partial Releases”) from portions of the Property; provided, however, that prior to or simultaneously with each such Partial Release each and every one of the following conditions shall be satisfied:

(i)
no monetary Default, material non-monetary Default or Event of Default shall be continuing and remain uncured; provided, however, that the foregoing condition shall not apply to a release of the Property subject to the Deed of Trust (Texas) pursuant to a sale under the purchase and sale agreement described in the Disclosure Letter.

(ii)
Lender shall have received any and all sums then due and payable under the Loan Documents, including, without limitation, those set forth in the Note and Security Instruments, together with all escrow, closing and recording costs, the costs of preparing and delivering such partial reconveyance, satisfaction or release and the cost of any title insurance endorsements required by Lender, including, without limitation, a partial reconveyance or release endorsement, if applicable.

(iii)
For any partial release of less than all of the Property under a single Security Instrument, Lender shall have received evidence satisfactory to Lender that the portion of the Property to be reconveyed or released and the portion of the Property which shall remain encumbered by the Security Instrument are each legal parcels lawfully created in compliance with all applicable laws and ordinances pertaining to subdivisions, parcel maps, condominiums or other land divisions and, at Borrower’s sole cost, Lender shall have received any title insurance endorsements to that effect requested by Lender.

(iv)
For the real property Collateral to be reconveyed, satisfied or released, Lender shall have received a release price for such real property Collateral equal to the minimum release price set forth below for such real property Collateral. The minimum release price for the real property Collateral shall be:

Property	Release Price
Property subject to the Deed of Trust (Texas)	The greater of (x) 100% of the Net Sales Proceeds and (y) eighty percent (80%) of the per square foot value in the most current Appraisal for such Property for the portion of such Property to be released
Property subject to the Deed of Trust (Washington)

The greater of (x) 100% of the Net Sales Proceeds and (y) eighty percent (80%) of the per square foot value in the most current Appraisal for such Property for the portion of such Property to be released; provided, however, with respect to the Option Property, the release price shall be 100% of the Net Sales Proceeds from the sale of the Option Property upon the Option Property Closing (as defined in the Option Agreement)

Property subject to the Mortgage (Pennsylvania)	The outstanding principal balance of the Loan

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

(v)
The release price shall be applied to reduce the outstanding principal balance of the Loan.

Neither the acceptance of any payment nor the issuance of any Partial Release by Lender shall affect Borrower’s obligation to repay all amounts owing under the Loan Documents or under the lien of the Security Instruments on the remainder of the Property which is not reconveyed, satisfied or released.

5.
Conditions Precedent. The obligation of Lender to make the Advance under the Credit Facility is subject to the condition precedent that Lender shall have received, or such condition shall be otherwise satisfied, as of the Effective Date, to Lender’s satisfaction in the exercise of its Permitted Discretion:

(a)
Closing Certificate. A CLOSING CERTIFICATE executed by a Responsible Officer of Borrower and each Guarantor, or a Responsible Officer of the Authorizing Entity of Borrower and each Guarantor, which certifies: (i) the resolutions of such Person as adopted by such Person’s Authorizing Entity authorizing the execution, delivery, and performance of the Loan Documents that Borrower and Guarantor are a party to, as applicable; (ii) certificates of the appropriate government officials of the state of organization of Borrower and each Guarantor and any Authorizing Entity of Borrower and each Guarantor, and any state any such Person is currently doing business as to the existence, qualification and good standing of such Person, dated no more than TEN (10) days prior to the Effective Date; (iii) the true and correct Organizational Documents of Borrower and each Guarantor and any Authorizing Entity of Borrower and each Guarantor and (iv) the names of the Responsible Officer authorized to sign the Loan Documents that Borrower and/or Guarantor is a party to, as applicable, together with specimen signatures of such Persons.

(b)
Loan Documents. The Loan Documents executed by Borrower and Guarantor, as applicable.

(c)
Lien Search. The results of a UCC or other Lien search showing all financing statements and other documents or instruments on file against Borrower in such locations as Lender may request in its Permitted Discretion, dated no more than thirty (30) days prior to the Effective Date.

(d)
Financing Statements. UCC financing statements covering the Collateral shall have been filed with such filing offices as Lender may request in its Permitted Discretion.

(e)
Insurance Matters. Copies of insurance certificates describing all insurance policies as may be required by Lender, together with loss payee and lender endorsements in favor of Lender with respect to all insurance policies covering the Collateral.

(f)
Fees and Expenses. Evidence that the costs and expenses of Lender (including reasonable attorneys’ fees) and all fees owing to Lender, shall have been paid in full by Borrower.
(g)
Opinion(s) of Counsel. The opinion(s) of Borrower’s and Guarantor’s counsel as to

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

(1) the existence and due organization of Borrower and each Guarantor (if not a natural Person) or the legal capacity of Borrower and each Guarantor (if a natural Person); (2) the due authorization and execution of the Loan Documents; (3) the enforceability of the Loan Documents; (4) the perfection of Lender’s security interest in the Collateral and (5) such other matters as may be reasonably requested by Lender and its counsel in the exercise of Lender’s Permitted Discretion.

(h)
Real Property. (i) A binding commitment for title insurance policy in form and substance and from a title insurance company satisfactory to Lender, agreeing to issue a mortgagee policy of title insurance insuring the Lien of Lender on the Property, with such endorsements and affirmative coverage as Lender may request in its Permitted Discretion, (ii) evidence satisfactory to Lender that the Property is not located within a “special flood hazard area” as designated on maps prepared by the Federal Emergency Management Agency (FEMA) or within any “wetlands” area as designated and defined by The Federal Manual for Identifying and Delineating Jurisdictional Wetlands (or successor standard specified by Lender), and (iii) a survey acceptable to the title company and Lender.

(i)
Environmental Government Records Search. An environmental government records search covering the Property, with results acceptable to Lender.

(j)
Appraisal. An appraisal covering the Property addressed to Lender, in form and content acceptable to Lender, in its Permitted Discretion, and conducted and prepared by an appraiser acceptable to Lender. The appraisal shall comply with all appraisal requirements of the Lender and any Governmental Authority and shall reflect a fair value for the Property equal to or in excess of that specified by the Lender as a condition to making credit and other financial accommodations available pursuant to this Agreement.

(k)
Leases. Fully executed and then in effect copies of all Leases and amendments thereto, with all appropriate exhibits and schedules attached thereto.

(l)
[Intentionally Omitted].

(m)
Other Matters. Such other documents and agreements as may be required by Lender in its Permitted Discretion.

The Advance hereunder shall be deemed to be a representation and warranty by Borrower that the conditions specified in this Section have been satisfied on and as of the date of the applicable Advance.

6.
Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a)
Existence; Location. Borrower (i) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization; (ii) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. Borrower has the power and authority to execute, deliver, and perform its obligations under the Loan Documents to which it is or may become a party. Borrower’s exact legal name, jurisdiction of organization, type of entity, are disclosed as set forth in this Agreement. Borrower has not changed its name, jurisdiction of organization, or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past FIVE

(5) years.

(b)
Binding Obligations. The execution, delivery, and performance of the Loan Documents by Borrower has been duly authorized by all necessary action by Borrower, and constitute legal, valid, and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles.
(c)
No Consent. The execution, delivery and performance of the Loan Documents, and the consummation of the transactions contemplated thereby, do not (i) conflict with, result in a violation of, or

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

constitute a default under (1) any provision of the Organizational Documents (if any) or other instrument binding upon Borrower, (2) any law, governmental regulation, court decree or order applicable to Borrower, or (3) any contractual obligation, agreement, judgment, license, order or permit applicable to or binding upon Borrower, (ii) require the consent, approval or authorization of any third party, or (iii) result in or require the creation of any Lien, charge or encumbrance upon any property or asset of Borrower except as may be expressly contemplated in the Loan Documents. To Borrower’s knowledge, no consent is required for the exercise by Lender of the rights provided for in the Loan Documents or the remedies in respect of the Collateral pursuant to the Loan Documents (except as may be required in connection with the disposition of certain Collateral by applicable law, regulation, or judicial decision).

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

(d)
Financial Condition. Each financial statement of Borrower, and to Borrower’s knowledge, Guarantor, supplied to Lender truly discloses and fairly presents such Person’s financial condition as of the date of each such statement. There has been no material adverse change in such financial condition or results of operations of Borrower or to Borrower’s knowledge, Guarantor, subsequent to the date of the most recent financial statement supplied to Lender.

(e)
Operation of Business. Borrower possesses all contracts, licenses, permits, franchises, or rights thereto, necessary to conduct its businesses substantially as now conducted and as presently proposed to be conducted except for any that, the absence of which, would not reasonably be expected to have a Material Adverse Effect, and Borrower is not in violation of any valid rights of others with respect to any of the foregoing, except any violations that would not reasonably be expected to have a Material Adverse Effect.

(f)
Litigation and Judgments. Except as set forth in the Disclosure Letter, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of Borrower, threatened against or affecting Borrower that would, if adversely determined, have a Material Adverse Effect. There are no outstanding judgments against Borrower.

(g)
Debt. Borrower has no Debt other than the Permitted Debt.

(h)
Disclosure. To Borrower’s knowledge, no statement, information, report, representation, or warranty made by Borrower or Guarantor in the Loan Documents or furnished to Lender in connection with the Loan Documents or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading, in each case to the extent that same would result in a Material Adverse Effect. To Borrower’s knowledge, the information included in the Beneficial Ownership Certification is true and correct in all respects.

(i)
Agreements. Except as set forth in the Disclosure Letter, Borrower is not a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate or other organizational restriction which would reasonably be expected to have a Material Adverse Effect. Borrower is not in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business.

(j)
Compliance with Laws. To Borrower’s knowledge, Borrower and Guarantor are not in violation of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator, the violation of which would reasonably be expected to have a Material Adverse Effect.

(k)
Taxes; Governmental Charges. To Borrower’s knowledge, Borrower and Guarantor have filed all federal, state, and local tax reports and returns required by any law or regulation to be filed by it and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected. Borrower has no

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

knowledge of any pending investigation of Borrower by any taxing authority or any pending but unassessed tax liability.

(l)
Use of Proceeds; Margin Securities. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of regulations of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

(m)
ERISA. Borrower is complying in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder (“ERISA”). Neither a reportable event nor a prohibited transaction has occurred and is continuing with respect to any plan. No notice of intent to terminate a plan has been filed, nor has any plan been terminated. No circumstances exist which constitute grounds entitling the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA (the “PBGC”) to institute proceedings to terminate, or appoint a trustee to administer, a plan, nor has the PBGC instituted any such proceedings. Neither Borrower nor any ERISA Affiliate (as defined below) has completely or partially withdrawn from a multiemployer plan. Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their plans, and the present value of all vested benefits under each plan do not exceed the fair market value of all plan assets allocable to such benefits, as determined on the most recent valuation date of the plan and in accordance with ERISA. Neither Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA. “ERISA Affiliate” means each trade or business (whether or not incorporated) which together with Borrower would be deemed to be a “single employer” within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Internal Revenue Code of 1986.

(n)
Regulated Entities. Borrower is not (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940 or

(ii) subject to regulation under the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other federal or state statute, rule or regulation limiting its ability to incur Debt, pledge its assets or perform its obligations under the Loan Documents.

(o)
Customer Identification – USA Patriot Act Notice; OFAC. Lender hereby notifies Borrower that pursuant to the requirements of the Patriot Act and Lender’s policies and practices, Lender is required to obtain, verify, and record certain information and documentation that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow Lender to identify Borrower in accordance with the Patriot Act. Borrower represents and covenants that it is not and will not become a Person (individually, a “Prohibited Person”) listed on the OFAC List or otherwise subject to any other prohibitions or restriction imposed by any laws, rules or regulations administered by OFAC (collectively the “OFAC Rules”), provided that no Event of Default shall occur hereunder as a result of the trading of shares of stock in any Affiliate of Borrower on a public stock exchange. Borrower represents and covenants that, except as a result of the trading of shares of stock in any Affiliate of Borrower on a public stock exchange, it also (i) is not and will not become owned or controlled by a Prohibited Person, (ii) is not acting and will not act for or on behalf of a Prohibited Person, (iii) is not otherwise associated with and will not become associated with a Prohibited Person, (iv) is not providing and will not provide any material, financial or technological support for or financial or other service to or in support of acts of terrorism for a Prohibited Person. Except as a result of the trading of shares of stock in any Affiliate of Borrower on a public stock exchange, Borrower will not permit the transfer any interest in Borrower to a Prohibited Person. Borrower shall notify Lender if Borrower has knowledge that Borrower, Guarantor or any member or beneficial owner of Borrower or Guarantor is or becomes a Prohibited Person or is indicted on or arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower covenants to promptly notify the Lender of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of Borrower’s beneficial owners identified therein. Borrower will not enter into any transaction or undertake any activities related to the Loan in violation any anti-money laundering laws (the “Anti-Money Laundering Laws”). Borrower shall (i) not use or permit the use of any proceeds of the Loan in any way that will violate either

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

the OFAC Rules or Anti-Money Laundering Laws, (ii) comply and cause all of its subsidiaries to comply with applicable OFAC Rules and Anti-Money Laundering Laws, (iii) provide information as Lender may require from time to time to permit Lender to satisfy its obligations under the OFAC Rules and/or the Anti-Money Laundering Laws, and (iv) not engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the foregoing. Borrower shall immediately notify Lender after Borrower obtains actual knowledge that Borrower or Guarantor is a Prohibited Person or (i) is convicted of, (ii) pleads nolo contendere to, (iii) is indicted on, or (iv) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

(p)
Representations and Warranties Relating to the Collateral.

(i)
Information. To Borrower’s knowledge, all material information supplied by Borrower to Lender with respect to the Collateral is true, correct, and complete in all material respects.

(ii)
Security Interest. Borrower has and will have at all times (1) good and valid rights in and title to the Collateral with respect to which it has purported to grant a security interest hereunder, (2) full right, power, and authority to grant a security interest in the Collateral to Lender in the manner provided herein, free and clear of any Lien, security interest or other charge or encumbrance other than for the Permitted Encumbrances. The Loan Documents create a legal, valid, and binding security interest in favor of Lender in all now owned and hereafter acquired Collateral securing the Indebtedness.

(iii)
No Financing Statements, Mortgages or Control Agreements. Other than the financing statements, mortgages, and control agreements with respect to this Agreement, there are no other financing statements, mortgages or control agreements covering any Collateral, other than those evidencing Permitted Encumbrances.

The foregoing representations and warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Lender in the future by Borrower. The failure of any of these representations or warranties or any description of Collateral therein to be accurate or complete shall not impair the security interest in any such Collateral.

7.
Covenants. Until all Indebtedness is Indefeasibly Paid or performed, and Lender has no further commitment to lend under the Credit Facility, Borrower agrees and covenants as follows:

(a)
[Intentionally Omitted].

(b)
Maintenance of Existence; Conduct of Business. Borrower shall preserve and maintain its existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business. Borrower shall conduct its business in accordance with existing business practices.

(c)
Taxes and Claims. Borrower shall pay or discharge at or before maturity or before becoming delinquent (i) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property or assets, and (ii) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property or assets; provided, however, that Borrower shall not be required to pay or discharge any tax, levy, assessment, or governmental charge, or claims for labor, material or supplies, in each case which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves in accordance with GAAP have been established and are held by Borrower.

(d)
Ownership and Liens; Impairment of Collateral. Borrower will maintain good and indefeasible title to the Collateral free and clear of all Liens, security interests, encumbrances, or adverse claims, except for Permitted Encumbrances. Borrower will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except for Permitted Encumbrances. Borrower will defend at its expense Lender’s right, title, and security interest in and to the Collateral against the

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

claims of any third party. Borrower will not take any action that would in any manner impair the enforceability of Lender’s security interest in any Collateral.

(e)
Inspection Rights. At any reasonable time and from time to time, Borrower shall permit representatives of Lender: (i) to examine, inspect, review, evaluate and make physical verifications and appraisals of the Collateral; (ii) to examine, copy, and make extracts from its books and records; (iii) to visit and inspect its properties and assets; and (iv) to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants, in each instance, at the Borrower’s expense.

(f)
Keeping Books and Records. Borrower shall cause Guarantor to maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to Borrower’s business and activities.

(g)
Compliance with Laws. Borrower shall comply in all material respects with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator, where the failure to comply would reasonably be expected to have a Material Adverse Effect.

(h)
Compliance with Agreements. Borrower shall comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business, where the failure to comply would reasonably be expected to have a Material Adverse Effect.

(i)
ERISA. Borrower shall comply with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

(j)
Depository Relationship. For so long as b1Bank is Lender holding the majority interest in the Loan, Borrower shall use Lender as its principal depository bank for the maintenance of business, cash management, operating and administrative deposit accounts, provided, however, Lender agrees that Borrower and/or its Affiliates may maintain deposits as set forth in the Disclosure Letter. Lender confirms to Borrower that in the event that Borrower deposits in money market accounts at Lender amounts in excess of $38,000,000.00 but no greater than $63,000,000.00 (the “Money Market Cap”), such deposits shall earn 3.50% (3.56% APY) for a period of twelve (12) months after the date of this Agreement; provided, however, any amounts in excess of the Money Market Cap shall earn interest at standard bank published rates by Lender.

(k)
Debt. Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, incur, create, assume, or permit to exist any Debt, except (the “Permitted Debt”):

(i)
Debt to Lender;

(ii)
trade payables incurred in the ordinary course of business;

(iii)
guaranty obligations and other contingent liabilities in favor of Lender pursuant to the Revolver Loan and/or any other credit facility extended by Lender to an Affiliate of Borrower; and

(iv)
Debt disclosed on Schedule 7(k).

(l)
Restricted Payments. Borrower shall not and shall not permit Guarantor to (if any Default has occurred or would occur by reason of any action hereunder), directly or indirectly, declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations), on account of its equity interests, or redeem, purchase, retire, call, or otherwise acquire any of its equity interests, or permit any of its Subsidiaries to purchase or otherwise acquire any equity interest of such Person, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its equity interests or for any redemption, purchase, retirement, or other acquisition of any of its equity interests, or incur any obligation (contingent or otherwise) to do any of the foregoing. Notwithstanding the foregoing,

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

REIT may make distributions to service regularly scheduled payments on its preferred stock in an amount no greater than $5,000,000 per year.

(m)
Fundamental Change. Borrower will not (i) make any material change in the nature of its business as carried on as of the Effective Date, (ii) amend or permit the amendment of any of its Organizational Documents without the prior written consent of Lender, such consent not to be unreasonably withheld provided any such amendment would not result in a Default or Event of Default and would not reasonably be expected to have a Material Adverse Effect, (iii) liquidate, merge, or consolidate with or into any other Person, (iv) make a change in its entity type (i.e., covert from a limited liability company to a limited partnership or other type of entity) or the jurisdiction in which it is organized, or

(v) permit ANY change in Borrower’s legal name or the state of Borrower’s organization, in each case except in connection with a Permitted Transfer. Borrower shall execute and deliver all such additional documents and perform all additional acts as Lender, in its sole discretion, may request in order to continue or maintain the existence and priority of its security interest in all of the Collateral.

(n)
Change in Control. Without the prior written consent of Lender, Borrower shall not permit a change in Control of Borrower other than in connection with a Permitted Transfer.

(o)
Accounting. Borrower shall not change its fiscal year or make any change (i) in accounting treatment or reporting practices, except as required by GAAP and disclosed to Lender, or (ii) in tax reporting treatment, except as required by law and disclosed to Lender.

(p)
Notices of Material Events. Borrower will furnish to Lender prompt written notice of the following:

(i)
the occurrence of any Default;

(ii)
the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against Borrower or, to Borrower’s knowledge, Guarantor, that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect; and

(iii)
[intentionally omitted].

Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer of Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

(q)
Limited Purpose. Borrower hereby represents warrants and covenants that Borrower, until payment in full of the Indebtedness, shall engage in no other business but those reasonably related to its ownership of the Property and other similar business and investments in commercial real estate.

(r)
HVCRE Compliance. Borrower shall at all times cause the Property to remain compliant with the HVCRE Regulations such that the Property does not, in the determination of Lender, need to be classified as High Volatility Commercial Real Estate. The parties hereto acknowledge that as of the Effective Date, the Property is not classified as High Volatility Commercial Real Estate.

(s)
Ad Valorem Taxes; Tax and Insurance Escrow. Borrower shall comply with all requirements set forth in the Security Instruments with respect to the payment of ad valorem taxes and tax and insurance escrows.

(t)
Net Sales Proceeds. Borrower shall deposit with Lender the Net Sales Proceeds received by Borrower from any sale, transfer or other disposition of all or any portion of the Property. Such Net Sales Proceeds shall be neither Collateral nor restricted.
(u)
SNDAs and Tenant Estoppels. Within thirty (30) days after the date of this Agreement, to the extent not delivered prior to the closing of the Loan, Borrower shall deliver to Lender (i) a tenant estoppel certificate in form and substance satisfactory to Lender, taking into account the terms of the applicable Lease

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

(each an “Estoppel Certificate”) from all tenants under Leases at any Property in excess of 30,000 square feet (provided that such period shall be extended by Lender as long as Borrower is using commercially reasonable efforts to obtain same) and (ii) a fully executed subordination, non-disturbance and attornment agreement satisfactory to Lender, taking into account the terms of the applicable Lease (each an “SNDA”) from all tenants under Leases at any Property in excess of 30,000 square feet (provided that such period shall be extended by Lender as long as Borrower is using commercially reasonable efforts to obtain same). In addition, Borrower shall use commercially reasonable efforts to cause (i) all tenants under Leases at any Property in excess of 30,000 square feet to execute and deliver to Lender an SNDA concurrently with the execution of such Lease or such longer period of time agreed to by Lender in writing, and (ii) all tenants under Leases at any Property an Estoppel Certificate within thirty (30) days of written request by Lender, such request not to be made more than one (1) time per year unless an Event of Default is continuing.

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

(v)
Termination of Memorandum. To the extent not delivered prior to the closing of the Loan, Borrower shall use commercially reasonably efforts to cause to be terminated of record that certain “Memorandum of Management Agreement” recorded June 25, 2019 as Recording No. 20190625000641 of the Official Records of King County, Washington.

8.
Financial Covenants. Until all Indebtedness is Indefeasibly Paid or satisfied, and Lender has no further commitment to lend under the Credit Facility, Borrower agrees and covenants that it will, unless Lender shall otherwise consent in writing:

(a)
Debt Service Coverage Ratio. Borrower will maintain a Debt Service Coverage Ratio of at least 1.15 to 1.00, to be tested at the end of each calendar quarter. If Borrower fails to comply with this covenant, then, within TEN (10) days of notice from Lender, Borrower shall prepay the Indebtedness (or, with Lender’s consent, post cash Collateral) in an amount sufficient (or, with respect to cash Collateral, in an amount which would be sufficient) in Lender’s Permitted Discretion for Borrower to regain compliance with such covenant. Any failure to comply with the foregoing requirement shall constitute an immediate Event of Default hereunder. Borrower shall release any cash Collateral to Borrower if Borrower satisfies this Debt Service Coverage Ratio test in the following quarter (without considering such cash Collateral).

(b)
Minimum Liquidity. Borrower and Partnership shall maintain aggregate Minimum Liquidity in an amount no less than (i) FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00), measured as of the last day of each calendar quarter, and (ii) TEN MILLION AND 00/100 DOLLARS ($10,000,000.00), measured as of December 31, 2027.

(c)
Defined Terms. The following terms will have the meanings given such terms in this

Section:

“Debt Service” means, for any month, the monthly installment of principal and interest that would be payable on the Loan in order to fully amortize the Loan (assuming the Loan is fully advanced and outstanding) over a twenty (20) year amortization period, in equal monthly installments, assuming a fixed rate of interest equal to the then current interest rate under the Note.

“Debt Service Coverage Ratio” means, as of any applicable date of determination, the ratio of

(i)
Net Operating Income for the Property for the twelve (12) month period ending on such date, to
(ii)
Debt Service for such period.

“Minimum Liquidity” means, for any Person as of any date, the owned amount of Permitted Investments (which are unencumbered by any Lien or other restriction which might impair the disposal of such Permitted Investment) having aggregate market value (as determined by Lender in its reasonable discretion). With respect to Partnership, the undrawn availability under the $25,000,000.00 revolving line

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

of credit by Lender to the Partnership (the “Revolver Loan”) shall qualify as Minimum Liquidity so long as there is no default or event of default under such line of credit.

“Net Operating Income” means, for any period, as of any applicable date of determination, the actual rental income and other revenues of the Property for such period (including, without duplication, any option payments received pursuant to the option agreement described in the Disclosure Letter), less, without duplication, (i) actual expenses of the Property paid during such period, (ii) a pro-rata portion of any other actual expenses incurred but not paid during such period, and (iii) other expenses, even if not charged, that are normally allocated to property of this type including, but not limited to, reasonable reserves for taxes, vacancy, insurance, repair and replacement of improvements, and based on the actual management fee, in the event of a third party manager, or on an assumed reasonable management fee, in the case of any other manager, as determined by Lender in its sole discretion. In the event that a tenant under any Lease of the Property fails to renew its Lease at least ninety (90) days prior to the expiration of such Lease, the rental income and expense reimbursement with respect to such Lease shall be excluded from Net Operating Income; provided, however, at least ninety (90) days prior to the expiration of such Lease, Borrower may replace such Lease with a Lease with a different tenant, and in such event, the rental income and expense reimbursement with respect to such replacement Lease shall be included in Net Operating Income.

“Permitted Investments” means (a) cash or cash equivalents; (b) readily marketable direct obligations of the United States of America or any agency thereof with maturities of ONE (1) year or less from the date of acquisition; (c) deposits with maturities of ONE (1) year or less from the date of acquisition with Lender or fully insured deposits by the Federal Deposit Insurance Corporation with maturities of ONE (1) year or less from the date of acquisition with any commercial bank other than Lender; (d) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor’s Corporation or Moody’s Investors Service, and

(e) such other readily marketable stocks, mutual funds, equity securities, financial instruments or other as Lender may approve from time to time in its reasonable discretion.

A breach of a financial covenant contained in this Section shall be deemed to have occurred as of any date of determination thereof by Lender or as of the last day of any specified measuring period, regardless of when the financial statements or any certificate reflecting such breach are delivered to Lender. Borrower shall provide Lender such calculations and certificates as Lender shall require in its Permitted Discretion in calculating compliance with the financial covenants set forth herein.

9.
Reporting Requirements. Until all Indebtedness is Indefeasibly Paid and satisfied, and Lender has no further commitment to lend under the Credit Facility, Borrower agrees and covenants that it will furnish or cause to be furnished the following:

(a)
Interim Financial Statements. As soon as available, and in any event within FORTY-FIVE (45) days after the end of each calendar quarter (or, if later, on the date of any required public filing thereof with the SEC), financial statements on an accrual basis to include a balance sheet, income statement and cash flow statement of REIT (on a consolidated basis), as of the end of such calendar quarter, all in form and in detail satisfactory to Lender in its Permitted Discretion and duly certified (subject to year-end review adjustments) by a Responsible Officer (i) as being true and correct in all material aspects to the best of such officer’s knowledge (subject to year-end adjustments), and (ii) as having been prepared in accordance with GAAP; in the event that Borrower delivers to Lender a quarterly report of REIT on Form 10-Q for any calendar quarter, as filed with the SEC within the time frames set forth in this subsection, such Form 10-Q shall satisfy all requirements of this subsection with respect to such calendar quarter to the extent that it contains the information required by this subsection.

(b)
Annual Financial Statements. As soon as available and in any event within ONE HUNDRED TWENTY (120) days after the end of each fiscal year, financial statements on an accrual basis to include a balance sheet, income statement and cash flow statement of REIT (on a consolidated basis), as of the end of such fiscal year, audited by independent certified public accountants of recognized standing satisfactory to Lender; in the event that Borrower delivers to Lender an annual report of REIT on

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

Form 10-K for any fiscal year, as filed with the SEC within the time frames set forth in this subsection, such Form 10-K shall satisfy all requirements of this subsection with respect to such fiscal year to the extent that it contains the information required by this subsection.

(c)
[Intentionally Omitted.]

(d)
[Intentionally Omitted.]

(e)
Compliance Certificate. Concurrently with the delivery of the interim financial statements required by Section 9(a) hereof, a certificate of a Responsible Officer of Borrower (i) stating that to such officer’s knowledge, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with the financial covenants set forth in Section 8 of this Agreement.

(f)
[Intentionally Omitted.]

(g)
[Intentionally Omitted.]

(h)
[Intentionally Omitted.]

(i)
Notice of Default and Events of Default. As soon as possible and in any event within FIVE (5) Business Days after the occurrence of each Default, a written notice setting forth the details of such Default and the action which is proposed to be taken by Borrower with respect thereto.

(j)
General Information. Borrower shall promptly deliver such other information concerning Borrower, Guarantor or the Collateral as Lender may reasonably request.

(k)
Rent Roll. As soon as available and in any event within FIFTEEN (15) days after the end of June and December of each year, a current rent roll with respect to the Property subject to the Mortgage (Pennsylvania) for the period then ended, in form and in detail satisfactory to Lender in its Permitted Discretion and duly certified by a Responsible Officer of Borrower (i) as being true and correct in all material aspects to the best of such officer’s knowledge, and (ii) as having been prepared in accordance with GAAP.

10.
Insurance and Casualty.

(a)
Required Insurance Coverage. Borrower, at its expense, shall maintain and provide to Lender copies of policies or other satisfactory evidence of insurance providing the following:

(i)
Commercial General Liability Insurance with limits of not less than ONE MILLION DOLLARS ($1,000,000.00) per occurrence combined single limit and TWO MILLION DOLLARS ($2,000,000.00) in the aggregate for the policy period, or in whatever higher amounts as may be required by Lender from time to time by notice to Borrower (with deductibles acceptable to Lender).

(ii)
Umbrella/Excess Liability in excess of Commercial General Liability, Automobile Liability and Employers’ Liability coverages which is at least as broad as these underlying policies with a limit of liability of FIVE MILLION DOLLARS ($5,000,000.00).

(iii)
All-Risk Property (Special Cause of Loss) Insurance including, without limitation, coverage for loss or damage to the Property and Improvements by fire and other perils including windstorm, malicious mischief, building ordinance extension endorsement (including cost of demolition, increased costs of construction and the value of the undamaged portion of the building and soft costs coverage), and boiler and machinery coverage (if separate policy, that policy must include loss of rents or business interruption coverage), as specified by Lender. The policy shall be in an amount not less than the

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full insurable value on a replacement cost basis of the insured Property and Improvements and personal property related thereto (without deduction for depreciation). If the policy is a blanket policy covering the Property and Improvements and one or more other properties, the policy must specify the dollar amount of the total blanket limit of the policy that is allocated to each property, and the amount so allocated to the Property and Improvements must not be less than the full insurable value on a replacement cost basis. Such policy shall not contain an exclusion for terrorist losses. However, if such an exclusion exists in the All-Risk policy, a separate terrorism policy covering Certified Acts of Terrorism must be evidenced to Lender in an amount equal to the full replacement cost of the Property and Improvements, or the amount of the Loan, whichever is less. This policy must also list Lender as mortgagee and loss payee.

(iv)
If the Property, or any part thereof, lies within a “special flood hazard area” as designated on maps prepared by the Federal Emergency Management Agency (FEMA), a National Flood Insurance Program Standard Flood Insurance Policy and/or insurance from a private insurance carrier (which may substitute for or supplement such standard flood insurance policy) in form and substance acceptable to Lender covering the Improvements and contents, if applicable, for the duration of the Loan in the amount of the full insurable value of the Improvements and contents, if applicable, or the amount of the Loan, whichever is less.

(v)
Rent loss or business interruption insurance against loss of income arising out of damage to or destruction of the Property and Improvements by fire or other peril insured against under each policy; provided, however, such insurance need not be effective prior to the time a tenant occupies the Project for the purposes of conducting business. The amount of the policy shall be satisfactory to Lender in its Permitted Discretion.

(vi)
Such other insurance coverages in such amounts as Lender may require either in response to any legal or regulatory change or any internally generated set of insurance guidelines generally applicable to construction or real estate loans made or held by Lender.

(b)
Policy Requirements. All insurance policies shall (i) be issued by an insurance company licensed to do business in the state where the Project is located having a rating of “A-” VIII or better by

A.M. Best Co., in Best’s Rating Guide, (ii) name Lender and any and all subsidiaries “and their successors and/or assigns as their interests may appear” as additional insureds on all liability insurance and as mortgagee and loss payee on all All-Risk Property, flood insurance, and rent loss or business interruption insurance, (iii) be endorsed to show that Borrower’s insurance shall be primary and all insurance carried by Lender is strictly excess and secondary and shall not contribute with Borrower’s insurance, (iv) provide that Lender is to receive THIRTY (30) days written notice prior to non-renewal or cancellation, (v) be evidenced by a certificate of insurance to be provided to Lender along with a copy of the policy for All-Risk Property coverage or such other evidence of insurance acceptable to Lender in its Permitted Discretion, (vi) include either policy or binder numbers on the ACORD form, and (vii) be in form and amounts acceptable to Lender; provided, however, that with respect to any flood insurance required hereunder, acceptable proof of coverage shall not include certificates of insurance.

(c)
Evidence of Insurance; Payment of Premiums. Borrower shall deliver to Lender, at least FIVE (5) days before the expiration of an existing policy, evidence acceptable to Lender of the continuation of the coverage of the expiring policy. If Lender has not received satisfactory evidence of such continuation of coverage in the time frame herein specified, Lender shall have the right, but not the obligation, to purchase such insurance for Lender’s interest only. Any amounts so disbursed by Lender pursuant to this Section shall be repaid by Borrower within TEN (10) days after written demand therefor. Nothing contained in this Section shall require Lender to incur any expense or take any action hereunder, and inaction by Lender shall never be considered a waiver of any right accruing to Lender on account on this Section. The payment by Lender of any insurance premium for insurance which Borrower is obligated to provide hereunder but which Lender believes has not been paid, shall be conclusive between the parties as to the legality and amounts so paid. Borrower agrees to pay all premiums on such insurance as they become due and will not permit any condition to exist on or with respect to the Property which would wholly or partially invalidate any insurance thereon.
(d)
Disclosure Relating to Collateral Protection Insurance. As of the date of this disclosure, Borrower and Lender have consummated a transaction pursuant to which Lender has agreed to make Loans

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to Borrower. Borrower has pledged the Property to secure the Indebtedness in accordance with the Loan Documents. This notice relates to Borrower’s obligations with respect to insuring the Property against damage. To this end, Borrower must do the following:

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

(i)
Keep the Property insured against damage in the amount equal to the Indebtedness or as otherwise required by the Loan Documents;

(ii)
Purchase the insurance from an insurer that is authorized to do business in Texas (or State where the real property Collateral is located) or an eligible surplus lines insurer;

(iii)
Name Lender the person to be paid under the policy in the event of loss; and

(iv)
Deliver to Lender a copy of the policy and proof of the payment of premiums.

Lender may obtain collateral protection insurance on behalf of Borrower at Borrower’s expense if Borrower fails to meet any of the foregoing requirements.

(e)
No Liability; Assignment. Lender shall not by the fact of approving, disapproving, accepting, preventing, obtaining, or failing to obtain any such insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurers, or payment of losses, and Borrower hereby expressly assumes full responsibility therefor and all liability, if any, thereunder. Borrower hereby absolutely assigns and transfers to Lender all of Borrower’s right, title and interest in and to any unearned premiums paid on policies and any claims thereunder and Lender shall have the right, but not the obligation, to assign any then existing claims under the same to any purchaser of the Property at any foreclosure sale; provided, however, that so long as no Default exists and is continuing hereunder, Borrower shall have the right under a license granted hereby, and Lender hereby grants to Borrower a license, to exercise rights under said policies and in and to said premiums subject to the provisions of this Agreement. Said license shall be revoked automatically upon the occurrence and during the continuance of a Default hereunder. In the event of a foreclosure of the Deed of Trust, or other transfer of title to the Property in extinguishment in whole or in part of the Loan, all right, title and interest of Borrower in and to the insurance policies then in force and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

(f)
No Separate Insurance. Borrower shall not carry any separate insurance on the Property concurrent in kind or form with any insurance required hereunder or in the event of loss contributing without Lender’s prior written consent, and any such policy shall have attached a standard non-contributing mortgagee clause, with loss payable to Lender, and shall otherwise meet all other requirements set forth herein.

(g)
Casualty Loss.

(i)
If all or any part of the Property shall be damaged or destroyed by fire or other casualty, Borrower shall give immediate written notice and make a claim to the insurance carrier and Lender. With respect to any such casualty loss for which Borrower has an insurance claim that exceeds ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) (the “Restoration Threshold”), Borrower hereby authorizes and empowers Lender, at Lender’s option and in Lender’s sole discretion as attorney-in-fact for Borrower, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender’s expenses incurred in the collection of such proceeds; provided, however, that the foregoing authorization and empowerment of Lender to act as attorney-in-fact for Borrower shall not become effective until the occurrence and during the continuance of An Event of Default or until such time as Borrower fails to diligently pursue the collection of such insurance proceeds in Lender’s opinion. The foregoing appointment is irrevocable, coupled with an interest and continuing so

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long as Indebtedness remains outstanding, and such rights, powers and privileges shall be exclusive in Lender and its successors and assigns.

(ii)
As sole loss payee on all policies of casualty insurance, Lender shall receive all insurance proceeds in excess of the Restoration Threshold from any casualty loss and shall hold the same in an interest-bearing account pending disposition in accordance with this Section. Borrower authorizes Lender to deduct from such insurance proceeds received by Lender all of Lender’s costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred in connection with the collection thereof (the remainder of such insurance proceeds being referred to herein as “Net Casualty Proceeds”).

(iii)
Lender shall deliver any Net Casualty Proceeds that are less than the Restoration Threshold to Borrower. Lender shall cause all other Net Casualty Proceeds from any casualty loss affecting the Property to be disbursed for the cost of reconstruction of the Property if all of the following conditions are satisfied within NINETY (90) days after the applicable casualty loss: (1) Borrower satisfies Lender that the reconstruction can be completed within a reasonable period of time after such casualty loss (but in no event later than the Maturity Date) and that after giving effect to such reconstruction the Property will be restored to its condition immediately prior to the casualty loss; (2) Borrower satisfies Lender that the Net Casualty Proceeds are sufficient to pay all costs of reconstruction, and if insufficient, Borrower deposits with Lender additional funds to make up such insufficiency; and (3) Borrower delivers to Lender all plans and specifications and construction contracts for the work of reconstruction and such plans and specifications and construction contracts are in form and content acceptable to Lender in its Permitted Discretion and with a contractor acceptable to Lender. The disbursement of Net Casualty Proceeds pursuant to this clause shall be in accordance with customary disbursement procedures and shall not be available during the continuance of an Event of Default. Any Net Casualty Proceeds not required to reconstruct the Property shall be delivered to Borrower after expiration of the lien period for the work of reconstruction (or, at Borrower’s option, after delivery of title insurance to Lender over such liens where the lien period has not so expired). Upon the occurrence and during the continuance of an Event Default or in the event Borrower is unable to satisfy the conditions set forth in subclauses (1) through (4) hereof by the required date, Lender shall have the right (but not the obligation) to apply all Net Casualty Proceeds held by it to the payment of the Indebtedness. Borrower shall have the obligation to promptly and diligently complete the work of reconstruction necessitated by any casualty loss and restore the Property to the equivalent of its condition immediately prior to such casualty provided the applicable Net Casualty Proceeds are made available to Borrower for such purpose.

(h)
Condemnation and Other Awards. Immediately upon receiving written notice of the institution or threatened institution of any proceeding for the condemnation of the Property or any part thereof, Borrower shall notify Lender of such fact. Borrower shall then file or defend its rights thereunder and prosecute the same with due diligence to its final disposition; provided, however, that Borrower shall not enter into any settlement of such proceeding without the prior approval of Lender if the amount in controversy exceeds the Restoration Threshold. Lender shall be entitled, at its option, to appear in any such proceeding in its own name, and upon the occurrence and during the continuation of an Event of Default or if Borrower fails to diligently prosecute such proceeding, (i) Lender shall be entitled, at its option, to appear in and prosecute any such proceeding or to make any compromise or settlement in connection with such condemnation on behalf of Borrower, and (ii) Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, and such appointment is coupled with an interest, to commence, appear in and prosecute such action or proceeding or to make such compromise or settlement in connection with any such condemnation on its behalf. The foregoing appointment is irrevocable and continuing so long as the Indebtedness remains outstanding, and such rights, powers and privileges shall be exclusive in Lender and its successors and assigns. If the Property or any material part thereof is taken or materially diminished in value in connection with such condemnation, or if a consent settlement is entered, by or under threat of such proceeding, the award or settlement payable to Borrower by virtue of its interest in the Property, shall be, and by these presents is, assigned, transferred, and set over unto Lender. Any such award or settlement shall be first applied to reimburse Lender for all costs and expenses, including reasonable attorneys’ fees, incurred in connection with the collection of such award or settlement. The balance of such award or settlement (the “Net Condemnation Proceeds”) shall be paid to Lender for application in the manner set forth in Section 10(g) as if such award or settlement constituted insurance proceeds from a casualty loss;

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provided, however, that Lender shall have no obligation to make Net Condemnation Proceeds available for construction or reconstruction of the Property unless Lender has determined that the Property as so constructed or reconstructed after giving effect to the condemnation would have a value that is no less than its value would have been had there been no such condemnation. Borrower shall have the obligation to promptly and diligently complete the work of reconstruction necessitated by any condemnation and restore the Property to the equivalent of its condition immediately prior to such condemnation (or if the initial construction of the Improvements is not substantially complete at the time of such condemnation, continue the construction of the Improvements in accordance with the terms hereof) provided the applicable Net Condemnation Proceeds are made available to Borrower for such purpose.

11.
Rights of Lender. Lender shall have the rights contained in this Section at all times that this Agreement is effective.

(a)
Financing Statements. Borrower hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Borrower hereby irrevocably authorizes Lender at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto that (i) properly describe the Collateral and (ii) contain any other information required by Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment. Borrower hereby ratifies any pre-filed financing statement relating to the Collateral made by or on behalf of Lender.

(b)
Power of Attorney. Borrower hereby irrevocably appoints Lender as Borrower’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time following the occurrence and during the continuation of an Event of Default in Lender’s Permitted Discretion, to take any action and to execute any instrument which Lender may deem necessary or appropriate to accomplish the purposes of this Agreement.

(c)
Performance by Lender. If Borrower shall fail to perform any covenant or agreement contained in any of the Loan Documents, then Lender may perform or attempt to perform such covenant or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lender, promptly pay to Lender on demand any amount expended by Lender in connection with such performance or attempted performance, together with interest thereon at the Maximum Rate (as such term is defined in the Note) from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that Lender shall not have any liability or responsibility for the performance of any covenant, agreement, or other obligation of Borrower under this Agreement or any other Loan Document.

(d)
Borrower’s Receipt of Proceeds. Upon the occurrence and during the continuation of an Event of Default, all amounts and proceeds (including instruments and writings) received by Borrower in respect of the Collateral shall be received in trust for the benefit of Lender hereunder and, upon the written request of Lender, shall be segregated from other property of Borrower and shall be forthwith delivered to Lender in the same form as so received (with any necessary endorsement) and applied to the Indebtedness in accordance with the Loan Documents.

12.
Events of Default. Each of the following shall constitute an “Event of Default” under this Agreement:

(a)
Payment Default. The failure, refusal, or neglect of Borrower to pay when due any part of the principal of, or interest on the Indebtedness owing to Lender by Borrower or any other indebtedness or obligations due and owing from Borrower to Lender under the Loan Documents from time to time and such failure, refusal or neglect shall continue unremedied for a period of TEN (10) Business Days from the date such payment is due.

(b)
Performance or Warranty Default. Except as otherwise provided in this Agreement, the failure of Borrower or Guarantor to timely and properly observe, keep or perform any covenant,

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

agreement, warranty or condition required herein or in any of the other Loan Documents or any other agreement with Lender unless such Default is cured within (i) TEN (10) Business Days following written notice from Lender to Borrower with respect to any Default that can be cured by the payment of money or

(ii) THIRTY (30) days following written notice from Lender to Borrower with respect to any Default that cannot be cured by the payment of money, except that, if (x) such curable Default cannot be cured within THIRTY (30) days, (y) Borrower or Guarantor as applicable has, within such period, taken such actions as necessary and appropriate to cure such curable Default, and (z) Borrower or Guarantor, as applicable, shall continue to diligently pursue such actions, then such cure period shall be extended for a period of NINETY

(90) days.

(c)
Representations. Any representation contained herein or in any of the other Loan Documents made by Borrower or Guarantor is false, misleading, or erroneous in any material respect when made or when deemed to have been made unless Borrower or Guarantor believed that any such representation was true when made, such representation is susceptible of being cured and made true and correct in all material respects, and Borrower or Guarantor, as applicable, take whatever action is required so that such representation is made true and correct in all material respects within THIRTY (30) days after the earlier to occur of (i) Borrower’s or Guarantor’s knowledge that such representation was false, misleading, or erroneous in any material respect and (ii) notice from Lender.

(d)
Other Debt. The occurrence of any event which results in the ACCELERATION of the maturity of any Debt for borrowed money in an aggregate principal amount in excess of FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00) owing by Borrower to any third party under any agreement or understanding.

(e)
Insolvency. If Borrower or Guarantor (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of its assets, either in a proceeding brought by it or in a proceeding brought against it and such appointment is not discharged or such possession is not terminated within NINETY (90) days after the effective date thereof or it consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, Bankruptcy or similar laws (all of the foregoing hereinafter collectively called “Applicable Bankruptcy Law”) or an involuntary petition for relief is filed against it under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within NINETY (90) days after the filing thereof, or an order for relief naming it is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by it; or (v) fails to have discharged within a period of NINETY (90) days any attachment, sequestration or similar writ levied upon any property of it.

(f)
Judgment. The entry of any judgment against Borrower or Guarantor or the issuance or entry of any attachments or other Liens against any of the property of Borrower for an amount in excess of ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) or, provided no Material Adverse Effect results, the property of Guarantor for an amount in excess of FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) (individually or in the aggregate) if not appealed (or not capable of being appealed), uninsured, undischarged, unbonded or undismissed on the date on which such judgment would be executed upon.

(g)
Action Against Collateral. The Collateral or any material portion thereof is taken on execution or other process of law in any action other than pursuant to eminent domain.

(h)
Change in Control. Without Lender’s written consent, any transfer of interests in Borrower or Guarantor or change in Control of Borrower, in each case other than in connection with a Permitted Transfer.
(i)
ERISA Default. Any of the following events shall occur or exist with respect to Borrower or any ERISA Affiliate: (i) any prohibited transaction involving any plan; (ii) any reportable event with respect to any plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any plan or the termination of any plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a multiemployer plan or the reorganization, insolvency, or termination of any multiemployer plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or would subject Borrower to any tax, penalty, or other liability to a plan, a multiemployer plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or would reasonably be expected to have a Material Adverse Effect.

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

(j)
Dissolution. Borrower or Guarantor shall have been dissolved, liquidated, or merged or consolidated with or into any other Person without the prior written consent of Lender, in each case other than in connection with a Permitted Transfer.

(k)
Action of Lien Holder. The holder of any Lien or security interest on the Collateral (without hereby implying the consent of Lender to the existence or creation of any such Lien or security interest on the Collateral), institutes foreclosure or other proceedings for the enforcement of its remedies thereunder that are not being contested in good faith by Borrower.

(l)
Subordinate Indebtedness. The subordination provisions related to any Subordinate Indebtedness or any other agreement, document or instrument governing any Subordinate Indebtedness shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Indebtedness, for any reason shall not have the priority contemplated by this Agreement or any such subordination provisions.

(m)
[Intentionally Omitted].

(n)
Encumbrance. Without the prior written consent of Lender, Borrower grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, unless such action is expressly permitted by the Loan Documents.

(o)
Transfer of the Property. Title to all or any part of the Property (other than obsolete or worn personal property replaced by adequate substitutes of equal or greater value than the replaced items when new) shall become vested in any party other than Borrower or a permitted assignee, whether by operation of law or otherwise, except for any Permitted Transfer.

(p)
[Intentionally Omitted].

(q)
[Intentionally Omitted].

(r)
Loan Documents. (i) The Loan Documents shall at any time after their execution and delivery and for any reason cease (1) to create a valid and perfected first priority security interest (subject to Permitted Encumbrances) in and to the Collateral; or (2) to be in full force and effect or shall be declared null and void, or (ii) the validity or enforceability of the Loan Documents shall be contested by Borrower or any other Person party thereto or Borrower shall deny it has any further liability or obligation under the Loan Documents.

Nothing contained in this Agreement shall be construed to limit the events of default enumerated in any of the other Loan Documents and all such events of default shall be cumulative.

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

13.
Remedies and Related Rights. If an Event of Default shall have occurred and be continuing, and without limiting any other rights and remedies provided herein, under any of the Loan Documents or otherwise available to Lender, Lender may exercise one or more of the rights and remedies provided in this Section.

(a)
Remedies. Upon the occurrence and during the continuance of any one or more of the foregoing Events of Default, the entire unpaid balance of principal of the Note, together with all accrued but unpaid interest thereon, and all other Indebtedness owing to Lender by Borrower at such time shall, at the option of Lender, become immediately due and payable without further notice, demand, presentation, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest or notice of protest of any kind, all of which are expressly waived by Borrower; provided, however, concurrently and automatically with the occurrence of an Event of Default under Section 12(e), the Indebtedness at such time shall, without any action by Lender, become due and payable, without further notice, demand, presentation, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or notice of protest of any kind, all of which are expressly waived by Borrower. All rights and remedies of Lender set forth in this Agreement and in any of the other Loan Documents may also be exercised by Lender, in its sole discretion, upon the occurrence of an Event of Default, and not in substitution or diminution of any rights now or hereafter held by Lender under the terms of any other agreement. Notwithstanding the foregoing, interest rate swap or other derivative transactions evidenced by a Hedge Agreement shall be terminated only in accordance with the terms of such Hedge Agreement.

(b)
Other Remedies. Upon the occurrence of any one or more of the foregoing Events of Default, Lender may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

(i)
Exercise in respect of the Collateral all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral);

(ii)
Require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Lender, assemble the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties;

(iii)
Reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

(iv)
Sell or otherwise dispose of, at its office, on the premises of Borrower or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Lender’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

(v)
Buy the Collateral, or any portion thereof, at any public sale;

(vi)
Buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

(vii)
Apply for the appointment of a receiver for the Collateral, and Borrower hereby consents to any such appointment; and

(viii)
At its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Lender is entitled to do so under the UCC or otherwise.

Borrower agrees that in the event Borrower is entitled to receive any notice under the UCC, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Borrower’s address set forth on the signature page hereof, THIRTY (30) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c)
Application of Proceeds. If any Event of Default shall have occurred and is continuing, Lender may at its sole discretion apply or use any cash held by Lender as Collateral, and any cash proceeds received by Lender in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Lender may elect:

(i)
to the repayment or reimbursement of the reasonable costs and expenses (including, but not limited to, reasonable attorneys’ fees and expenses) incurred by Lender in connection with (1) the administration of the Loan Documents, (2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (3) the exercise or enforcement of any of the rights and remedies of Lender hereunder;

(ii)
to the payment or other satisfaction of any Liens and other encumbrances upon the Collateral;

(iii)
to the satisfaction of the Indebtedness, including without limitation to pay any amounts in respect of Hedge Agreement Obligations;

(iv)
by holding such cash and proceeds as Collateral;

(v)
to the payment of any other amounts required by applicable law; and

(vi)
by delivery to Borrower or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

(d)
Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Lender are insufficient to pay all amounts to which Lender is legally entitled, Borrower (unless otherwise provided) shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

(e)
Non-Judicial Remedies. In granting to Lender the power to enforce its rights hereunder without prior judicial process or judicial hearing, Borrower expressly waives, renounces, and knowingly relinquishes any legal right which might otherwise require Lender to enforce its rights by judicial process. Borrower recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.

(f)
Other Recourse. Borrower waives any right to require Lender to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Borrower in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Lender. Borrower further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal, or extension of the Indebtedness. Borrower further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Borrower shall have no right of subrogation and Borrower waives the right to enforce any remedy which Lender has or may hereafter have against any third party and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Lender. Borrower authorizes Lender, and without notice or demand and without any reservation of rights against Borrower and without affecting Borrower’s liability hereunder or on the Indebtedness to (i) take or

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Lender may in its Permitted Discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

(g)
No Waiver; Cumulative Remedies. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

(h)
Equitable Relief. Borrower recognizes that in the event Borrower fails to pay, perform, observe, or discharge any or all of the Indebtedness, any remedy at law may prove to be inadequate relief to Lender, and that Lender has the right to enforce its rights and remedies under the Loan Documents under applicable law or in equity, including, without limitation, the right to pursue any remedy for injunctive or other equitable relief.

(i)
HVCRE Compliance. If at any time, in the determination of Lender in its Permitted Discretion, Borrower fails to be in full compliance with HVCRE Regulations, Borrower shall immediately take such actions as may be necessary or desirable to cause Borrower to be in compliance, including without limitation obtaining additional equity. If Borrower fails to take such action or remedy such failure, then, in addition to any other rights and remedies Lender may have, Lender may take such actions as are necessary or desirable to bring Borrower and the Property into compliance with HVCRE Regulations, including without limitation increasing the interest rate on the Loan and/or reducing the maximum outstanding principal balance of the Loan. The parties hereto acknowledge that as of the Effective Date, the Property is not classified as High Volatility Commercial Real Estate.

For purposes of this Section, “Collateral” means any part of the Property that is covered by the scope of Article 9 of the UCC.

14.
Cross-Collateralization and Cross-Default. Borrower and Lender contemplate that Borrower and Lender have engaged or may, from time to time, engage in various loan transactions and that from time to time other circumstances may arise, in which Borrower becomes obligated to Lender, including transactions of a type that are very different from the transactions evidenced by the Loan Documents, including by notes, advances, overdrafts, bookkeeping entries, guaranty agreements, deeds of trust, or any other method or means (each a “Loan Obligation”). Unless otherwise agreed in writing, Borrower and Lender agree that all such transactions will be secured by the Collateral, and that the Indebtedness arising under this Agreement and the other Loan Documents will be secured by any collateral granted in connection with such Loan Obligation. Repayment of all Indebtedness and performance of all other obligations under this Agreement by Borrower shall not terminate Lender’s security interests in the Collateral unless Lender executes a written release. Unless otherwise agreed in writing, if any default occurs under any Loan Obligation, then Lender may declare an Event of Default hereunder and an Event of Default hereunder shall be a default under such Loan Obligation. Lender’s failure to exercise its right of cross-default shall not constitute a waiver by Lender of such right. Notwithstanding anything to the contrary contained herein, in no event shall the Revolver Loan or any letter of credit facility made by Lender to Partnership be deemed a Loan Obligation or deemed to be cross-defaulted or cross-collateralized with the Loan or this Agreement.

15.
Indemnity. BORROWER SHALL INDEMNIFY LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (EACH, AN “INDEMNIFIED PERSON”) FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (a) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE,

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (b) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (c) ANY BREACH BY BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, OR (d) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH INDEMNIFIED PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE CONTRIBUTORY OR ORDINARY NEGLIGENCE OF SUCH PERSON. THE INDEMNIFICATION PROVIDED FOR IN THIS SECTION SHALL NOT EXTEND TO LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON; PROVIDED, HOWEVER, THAT (I) THE FOREGOING INDEMNITY SHALL NOT INCLUDE ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES EXCEPT TO THE EXTENT IN CONNECTION WITH ANY THIRD PARTIES UNAFFILIATED WITH LENDER AND (II) NO OFFICER, DIRECTOR, EMPLOYEE, ATTORNEY OR AGENT OF BORROWER OR GUARANTOR SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND LENDER HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE ANY OF THEM, ON ACCOUNT OF THE FOREGOING INDEMNITY. BORROWER AGREES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER’S AGREEMENT TO ENTER INTO THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS. IF BORROWER OR ANY THIRD PARTY EVER ALLEGES SUCH GROSS NEGLIGENCE OR WILLFUL MISCONDUCT BY ANY INDEMNIFIED PERSON, THE INDEMNIFICATION PROVIDED FOR IN THIS SECTION SHALL NONETHELESS BE PAID UPON DEMAND, SUBJECT TO LATER ADJUSTMENT OR REIMBURSEMENT, UNTIL SUCH TIME AS (A) A COURT OF COMPETENT JURISDICTION ENTERS A FINAL JUDGMENT AS TO THE EXTENT AND EFFECT OF THE ALLEGED GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (B) LENDER HAS EXPRESSLY AGREED IN WRITING WITH BORROWER THAT SUCH CLAIM IS PROXIMATELY CAUSED BY SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE INDEMNIFICATION PROVIDED FOR IN THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND SHALL EXTEND AND CONTINUE TO BENEFIT EACH INDIVIDUAL OR ENTITY THAT IS OR HAS AT ANY TIME BEEN AN INDEMNIFIED PERSON HEREUNDER.

16.
Limitation of Liability. Neither Lender nor any officer, director, employee, attorney, or agent of Lender shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental or consequential damages suffered or incurred by Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Borrower hereby waives, releases, and agrees not to sue Lender or any of Lender’s Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. BORROWER AGREES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER’S AGREEMENT TO ENTER INTO THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

17.
No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Lender shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Borrower or any of Borrower’s equity holders or any other Person. Documents in connection with the transactions contemplated hereunder have been prepared by Lender’s Counsel. Borrower acknowledges and understands that Lender’s Counsel is acting solely as counsel to Lender in connection with the transaction contemplated herein, is not representing Borrower in connection therewith, and has not, in any manner, undertaken to assist or render legal advice to

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

Borrower with respect to this transaction. Borrower has been advised to seek other legal counsel to represent Borrower’s interests in connection with the transactions contemplated herein.

18.
Lender not Fiduciary. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

19.
Waiver and Agreement. No waiver of any provision in this Agreement or in any of the other Loan Documents and no departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by Lender, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

20.
Benefits. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower, and their respective heirs, personal representatives, successors, and assigns, provided, however, that Borrower may not, without the prior written consent of Lender, assign any rights, powers, duties, or obligations under this Agreement or any of the other Loan Documents.

21.
Notices. All notices or other communications required or permitted to be given pursuant to this Agreement or the other Loan Documents (unless otherwise expressly stated therein) shall be in writing and shall be considered as properly given if (a) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (b) by delivering same in person to the intended addressee, or (c) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the office or designated place or machine of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth herein; provided, however, that any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving notice to the other parties in the manner set forth herein.

22.
Construction; Venue; Service of Process. THE LOAN DOCUMENTS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND SHALL BE PERFORMABLE BY THE PARTIES HERETO IN HARRIS COUNTY, TEXAS (THE “VENUE SITE”), EXCEPT THAT THE LAWS OF ANY JURISDICTION WHERE ANY REAL PROPERTY COLLATERAL IS LOCATED (THE “PROPERTY SITUS”) SHALL GOVERN THE PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS ENCUMBERING SUCH REAL PROPERTY COLLATERAL CREATED UNDER THE APPLICABLE SECURITY INSTRUMENTS. EACH OF THE PARTIES ACKNOWLEDGES, STIPULATES AND AGREES THAT (I) THE TRANSACTION EVIDENCED, GOVERNED AND/OR SECURED HEREBY BEARS A REASONABLE RELATIONSHIP TO THE STATE OF TEXAS IN THAT, AMONG OTHER THINGS, LENDER HAS CONDUCTED A SUBSTANTIAL PART OF THE NEGOTIATIONS FOR THIS TRANSACTION IN THE STATE OF TEXAS, THE LOAN EVIDENCED HEREBY HAS BEEN ORIGINATED FROM THE STATE OF TEXAS, LENDER AND BORROWER WILL PERFORM A SUBSTANTIAL PART OF ITS OBLIGATIONS FOR THE LOAN IN THE STATE OF TEXAS (INCLUDING WITHOUT LIMITATION THE SERVICING OF THE LOAN BY LENDER), AND (II) LENDER WOULD NOT HAVE ENTERED INTO THIS TRANSACTION BUT FOR THE FOREGOING STIPULATION AND AGREEMENT AS TO THE CHOICE OF TEXAS LAW TO GOVERN THIS TRANSACTION. ANY ACTION OR PROCEEDING AGAINST BORROWER UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT WITHIN THE VENUE SITE; PROVIDED, HOWEVER, TO THE EXTENT THAT THE LAWS OF ANY PROPERTY SITUS REQUIRES CERTAIN ACTIONS WITH RESPECT TO THE FORECLOSURE OF LIENS AND ENFORCEMENT OF RIGHTS

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

AND REMEDIES AGAINST THE REAL PROPERTY COLLATERAL TO OCCUR IN THE STATE AND/OR IN THE COUNTY IN WHICH THE REAL PROPERTY COLLATERAL IS LOCATED, LENDER MAY COMMENCE LEGAL PROCEEDINGS AND ENFORCE ANY OF ITS RIGHTS AND REMEDIES AS TO MATTERS OF PRIORITY OF LIENS AND ASSIGNMENTS AND OTHER TITLE MATTERS RELATING TO THE REAL PROPERTY COLLATERAL IN ANY STATE OR FEDERAL COURT WITHIN THE PROPERTY SITUS. BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. NOTHING IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER, GUARANTOR OR WITH RESPECT TO ANY OF ITS RESPECTIVE PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY BORROWER AGAINST LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE VENUE SITE. BORROWER AGREES THAT THE VENUE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER’S AGREEMENT TO ENTER INTO THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS AND LENDER WOULD NOT ENTER INTO SUCH TRANSACTIONS EXCEPT IN RELIANCE ON THE VENUE PROVISIONS SET FORTH HEREIN.

23.
Invalid Provisions. If any provision of the Loan Documents is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, and the remaining provisions of the Loan Documents shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

24.
Expenses. Borrower shall pay all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) in connection with (a) the drafting and execution of the Loan Documents and the transactions contemplated therein, (b) any action required in the course of administration of the Indebtedness and obligations evidenced by the Loan Documents, and (c) any action in the enforcement of Lender’s rights upon the occurrence of an Event of Default.

25.
Sale, Pledge or Participation of the Loan. Borrower agrees that Lender may, at its option, sell, pledge or participate its interests in the Loan and its rights under this Agreement to a financial institution or institutions and, in connection with each such sale, pledge or participation Lender may disclose any financial and other information available to Lender concerning Borrower to any Person party to such transaction subject to obtaining a confidentiality agreement with each such Person prior to disclosing Borrower’s or Guarantor’s confidential information.

26.
Conflicts. Except as otherwise expressly provided in the Note, in the event any term or provision of this Agreement is inconsistent with or conflicts with any provision of the other Loan Documents, the terms and provisions contained in this Agreement shall be controlling. The terms, conditions, and provisions of the other Loan Documents (as the same may be amended, modified, or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.

27.
Multiple Counterparts. The Loan Documents may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. Signature pages to Loan Documents may be detached from multiple separate counterparts and attached to the same document and a telecopy, pdf., or other facsimile of any such executed signature page shall be valid as an original. The exchange of copies of the Loan Documents and of signature pages by telecopy, pdf. or other facsimile transmission shall constitute effective execution and delivery of the Loan Documents as to the parties thereto and may be used in lieu of the original agreement for all purposes. The Loan Documents may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) which shall be deemed to have the same force and effect as manual signatures

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

and shall be considered an original, and shall have the same legal effect, validity, and enforceability as a paper record. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

28.
Survival. All representations and warranties made in the Loan Documents or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of the Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

29.
Construction. Borrower and Lender acknowledge that they had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel of its own choice and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by Borrower and Lender.

30.
Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default if such action is taken or if such condition exists.

31.
Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH PARTY HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

32.
Patriot Act Notice. Lender hereby notifies Borrower that pursuant to the requirements of Section 326 of the USA Patriot Act of 2001, 31 U.S.C. § 5318 (the “Act”), it is required to obtain, verify, and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act. In addition, Borrower agrees to

(a) ensure that no Person who owns a controlling interest in or otherwise controls Borrower or any Subsidiary of Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the OFAC, the Department of the Treasury or included in any Executive Order, (b) not to use or permit the use of proceeds of the Loan to violate any of the foreign asset control regulations of the OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, or cause its Subsidiaries to comply, with the applicable laws.

33.
Notice of Right to Receive a Copy of Appraisal. If the Indebtedness is secured by a Lien in real property, Borrower has a right to receive a copy of the appraisal report used in connection with the Loan. If Borrower would like to receive a copy, Borrower must contact Lender at the address set forth herein and request a copy of the appraisal report. Lender must receive such a request from Borrower no later than NINETY (90) days after the Effective Date.

34.
Regulation B.
(a)
Notice of Joint Intent. Federal Regulation B (the Federal Equal Credit Opportunity Act) requires Lender to obtain evidence of Borrower’s intention to apply for joint credit or provide a joint

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

guaranty. Borrower’s signature below shall evidence such intent. Borrower’s intent shall apply to future related extensions of joint credit and joint guaranty.

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

(b)
Equal Credit Opportunity Act. The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant’s income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal agency that administers compliance with this law concerning this creditor is:

Bureau of Consumer Financial Protection 1700 G Street NW

Washington, DC 20006

(c)
Disclosure of Right to Request Specific Reasons for Credit Denial. If Borrower’s application for business credit is denied, Borrower has the right to a written statement of the specific reasons for the denial. To obtain the statement, please contact Lender within SIXTY (60) days from the date Borrower is notified of Lender’s decision. Lender will send Borrower a written statement of reasons for the denial within THIRTY (30) days of receiving Borrower’s request for the statement.

35.
Notice of Balloon Payment. At maturity (whether by acceleration or otherwise), Borrower must repay the entire principal balance of Loan and unpaid interest then due. Lender is under no obligation to refinance the outstanding principal balance of Loan (if any) at that time. Borrower will, therefore, be required to make payment out of other assets Borrower may own; or Borrower will have to find a lender willing to lend Borrower the money at prevailing market rates, which may be higher than the interest rate on the outstanding principal balance of the Loan. If Borrower have guaranteed payment of the Loan, Borrower may be required to perform under such guaranty.

36.
Additional Interest Provision. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply strictly with the applicable law governing the maximum rate or amount of interest payable on the indebtedness evidenced by any Note, any Loan Document, and the Related Indebtedness (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under applicable law). If the applicable law is ever judicially interpreted so as to render usurious any amount (a) contracted for, charged, taken, reserved or received pursuant to any Note, any of the other Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (b) contracted for, charged, taken, reserved or received by reason of Lender’s exercise of the option to accelerate the maturity of any Note and/or any and all indebtedness paid or payable by Borrower to Lender pursuant to any Loan Document other than any Note (such other indebtedness being referred to in this Section as the “Related Indebtedness”), or (c) Borrower will have paid or Lender will have received by reason of any voluntary prepayment by Borrower of any Note and/or the Related Indebtedness, then it is Borrower’s and Lender’s express intent that all amounts charged in excess of the Maximum Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Rate theretofore collected by Lender shall be credited on the principal balance of any Note and/or the Related Indebtedness (or, if any Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of any Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if any Note or Related Indebtedness has been paid in full before the end of the stated term thereof, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Rate, either refund such excess interest to Borrower and/or credit such excess interest against such Note and/or any Related Indebtedness then owing by Borrower to Lender. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to any Note and/or any of the Related Indebtedness. Notwithstanding anything to

LOAN AND SECURITY AGREEMENT – PAGE B1BANK – SERITAGE SRC FINANCE LLC

the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

37.
Tax Information. Borrower understands and agrees that Lender may obtain, use, and share Borrower’s state and federal tax return information or that of Guarantor for purposes of: (a) reviewing and responding to the Loan application; (b) originating the Loan; (c) servicing the Loan; (d) selling or transferring all or a part of the Loan or any interest in it; and (e) internal marketing analysis, marketing to Borrower, and other marketing as permitted by law. Borrower understands to accomplish these purposes Lender may need to share this information with third parties, including loan servicers, actual or potential purchasers or investors in loans, government agency loan guarantors, mortgage insurers, marketing companies, and others, depending on the type of Loan applied for, and Borrower agrees to such information sharing for these purposes on Borrower’s behalf. For the purpose of this consent to sharing tax return information, Lender and third parties includes the affiliates, agents, and any successors or assigns of Lender and third parties.

38.
Document Retention Policy. Borrower expressly acknowledges, understands, and agrees that Lender’s document retention policy involves the imaging of the Loan Documents and the destruction of the paper originals thereof. In connection therewith, Borrower hereby waives any and all rights Borrower has or may have to claim, for any and all purposes whatsoever, that the imaged copies of the Loan Documents are not originals thereof.

39.
Notice of Final Agreement. It is the intention of Borrower and Lender that the following NOTICE OF FINAL AGREEMENT be incorporated by reference into each of the Loan Documents (as the same may be amended, modified, or restated from time to time). Borrower and Lender warrant and represent that the entire agreement made and existing by or among Borrower and Lender with respect to the Loan is and shall be contained within the Loan Documents, and that no agreements or promises exist or shall exist by or among, Borrower and Lender that are not reflected in the Loan Documents. By execution and delivery of this Agreement, Borrower acknowledges that Borrower has received a copy of this NOTICE OF FINAL AGREEMENT.

NOTICE OF FINAL AGREEMENT

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

LOAN AND SECURITY AGREEMENT - SIGNATURE PAGE B1 BANK - SERITAGE SRC FINANCE LLC

AGREED as of the Effective Date.

LENDER: BIBANK

By:

Name:.

Title: _

Address:

bl BANK

Brittmoore Banking Center c/o Loan Operations

PO Box 1823

Lake Charles, LA 70602-1823

LOAN AND SECURITY AGREEMENT - SIGNATURE PAGE B1BANK - SERITAGE SRC FINANCE LLC

BORROWER:

SERITAGE SRC FINANCE LLC,

a Delaware limited liabili

By:, /s/Matthew Fernand _

Name: Matthew Femand Title: Vice President

Address:

Seritage SRC Finance, LLC 500 Fifth Avenue, Ste 1530 New York, NY 10110

LOAN AND SECURITY AGREEMENT – SCHEDULE 7(K) B1BANK – SERITAGE SRC FINANCE LLC

SCHEDULE 7(K) TO

LOAN AND SECURITY AGREEMENT

NONE.

LOAN AND SECURITY AGREEMENT – EXHIBIT A B1BANK – SERITAGE SRC FINANCE LLC

EXHIBIT A TO

LOAN AND SECURITY AGREEMENT COMPLIANCE CERTIFICATE

DATE:

RE: LOAN AND SECURITY AGREEMENT (as amended, modified or restated from time to time, the “Agreement”) dated as of July 24, 2026 among (a) b1BANK, a Louisiana state-chartered bank (together with its successors and assigns, “Lender”) and (b) SERITAGE SRC FINANCE LLC, a Delaware limited liability company (“Borrower”).

Section Reference	Subject Period
Section 9(a) – Quarterly Financial Statements
Section 8(a) – Financial Covenants (Debt Service Coverage Ratio)
Section 8(b) – Financial Covenants (Minimum Liquidity)

This Compliance Certificate is delivered under the Agreement. Capitalized terms used in this Compliance Certificate shall, unless otherwise indicated, have the meanings set forth in the Agreement. Responsible Officer hereby certifies to Lender as of the date hereof that: (a) such Responsible Officer is the of Borrower, and that, as such, Responsible Officer is authorized to execute and deliver this Compliance Certificate to Lender on behalf of Borrower; (b) such Responsible Officer has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under such Responsible Officer’s supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower during the Subject Period; (c) during the Subject Period, Borrower performed and observed each covenant and condition of the Loan Documents applicable to it and no Default currently exists or has occurred which has not been cured or waived by Lender (except as may be set forth on Exhibit I attached hereto); (d) the representations and warranties of Borrower contained in the Agreement, and any representations and warranties of Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (e) the financial statements of REIT attached to this Compliance Certificate were prepared in accordance with GAAP, and present, on a consolidated basis, fairly and accurately the financial condition and results of operations of REIT and its Subsidiaries as of the end of and for the Subject Period (as provided to the SEC pursuant to the applicable Form 10-K, Form 10-Q, or Form 8-K filing), and (f) the financial covenant analyses as set forth on Exhibit II and information set forth below are true and accurate on and as of the date of this Compliance Certificate.

BORROWER:

SERITAGE SRC FINANCE LLC,

a Delaware limited liability company

By: Name: Title:

LOAN AND SECURITY AGREEMENT – EXHIBIT B1BANK – SERITAGE SRC FINANCE LLC

EXHIBIT I

DEFAULT

1

LOAN AND SECURITY AGREEMENT – EXHIBIT B1BANK – SERITAGE SRC FINANCE LLC

EXHIBIT II

FINANCIAL COVENANTS

2